Exhibit 99.1

Fourth Amendment

to

Credit Agreement

This Fourth Amendment to Credit Agreement (herein, the “Fourth Amendment”) is effective as of March 30, 2017 and entered into by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (“FHC”), ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APP”), BADGER ACQUISITION SUB, INC., a Delaware corporation (“FHC Subsidiary”), and BMO HARRIS BANK N.A., a national banking association (the “Lender” or the “Bank”).

Recitals

A.FHC and Lender and other Loan Parties thereto heretofore executed and delivered that certain Credit Agreement dated as of December 29, 2015 (“the “Original Credit Agreement”), as amended by that certain First Amendment and Waiver to Credit Agreement and Security Agreement dated as of January 4, 2016 (“First Amendment”), that certain Consent and Amendment to Credit Agreement dated as of March 31, 2016 (“Second Amendment”), and that certain Third Amendment to Credit Agreement dated as of November 28, 2016 (“Third Amendment”; the Original Credit Agreement, as amended by the First Amendment, Second Amendment, and Third Amendment, collectively, the “Existing Credit Agreement”).

B.The Loan Parties have heretofore executed the Collateral Documents to secure the Obligations.

C.Borrowers and Guarantors have requested that Lender extend to Borrowers certain financial accommodations (“Accommodations”) amend certain provisions in the Existing Credit Agreement to reflect such Accommodations, and the Lender is willing to do so under the terms and conditions set forth in this Fourth Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 1 below, the Existing Credit Agreement shall be and hereby is amended as of the Fourth Amendment Effective Date as follows:

2.1 New Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means March 30, 2017.

“Fourth Amendment to Credit Agreement” means that certain Fourth Amendment to Credit Agreement effective as of March 30, 2017 by and between the Borrowers, the Guarantor, and the Bank.

“APP Merger” means that certain merger transaction in which Blue Hen Acquisition, Inc. merged with and into Aspen Park Pharmaceuticals, Inc. pursuant to that certain Amended and Restated Agreement and Plan of Merger dated as of October 31, 2016 by and among The Female Health Company,  Blue Hen Acquisition, Inc. and Aspen Park Pharmaceuticals, Inc.

2.2 Amended Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “EBITDA” in its entirety and substituting therefor the following:

““EBITDA” means, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of (a) (i) Interest Expense for such period, (ii) federal, state, and local income taxes for such period, (iii) depreciation of fixed assets and amortization of intangible assets for such period and (iv) non cash expenses related to equity awards for such period, (b) non-recurring fees and expenses incurred by the Borrower or any Subsidiary in connection with any Permitted Acquisition, but in no event to exceed 2.5% of the Acquisition Consideration associated with such Permitted Acquisition, and (c) non-recurring attorneys’ fees and expenses (a summary of which Borrowers provided to the Bank prior to Fourth Amendment Effective Date) incurred by the Borrower or any Subsidiary in connection with the APP Merger during such period but prior to December 31, 2016.”

2.3 Section 7.12 of the Existing Credit Agreement is hereby amended by deleting subsection (a) of Section 7.12 in its entirety, and substituting therefor the following:

“(a)  Maintenance of Tangible Net Worth.  The Borrowers shall at all times maintain a Tangible Net Worth of not less than (i) $17,000,000, plus (ii) beginning on last day of each fiscal year of Borrower ending on or after September 30, 2017 by an amount equal to 30% of positive Net Income of the Borrowers or any of its Subsidiaries for the trailing four (4) fiscal quarters.  In no event shall the Tangible Net Worth be decreased.”

Section 2.	Conditions Precedent.

The effectiveness of this Fourth Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1 Lender shall have received each of the following, in each case, (i) executed by all applicable parties, (ii) dated a date satisfactory to Lender, and (iii) in form and substance satisfactory to Lender:

(a) This Fourth Amendment duly executed by the Borrower; and
(b) such other agreements, instruments, documents, certificates, and opinions as Bank may reasonably request.

2.2 Lender shall have received payment of the following fees, pursuant to Section 9.10 of the Credit Agreement,  all of which shall be deemed fully earned upon receipt thereof: (a) payment of all outstanding and unpaid attorneys’ fees and costs;  and (b) all attorneys’ fees and costs incurred relating to the preparation, negotiation, execution and delivery of this Fourth Amendment and other post-closing matters.

2.3 Legal matters incident to the execution and delivery of this Fourth Amendment shall be satisfactory to the Lender and its counsel.
Section 3.	Conditions Subsequent.

3.1 Notwithstanding anything to the contrary contained in the Credit Agreement, until such time as Borrowers have delivered to the Bank the financial statements and certificates required under Section 6.5 of the Credit Agreement for Borrowers’ fiscal quarter ending March 31, 2017, the Borrowers shall not request any Borrowing or issuance of Letters of Credit and the Bank shall have no obligation to the Borrowers to make any Revolving Loan or issue any Letter of Credit.

Section 4.	Reaffirmation of Guaranty.

4.1 In order to induce the Bank to execute and deliver this Fourth Amendment, each Borrower (with respect to itself and its Subsidiaries, if any) and each Guarantor (with respect to itself and its Subsidiaries, if any), to the extent applicable to them, hereby represents to the Bank that as of the date hereof,  (a) the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 of the Credit Agreement shall be deemed to refer to the most recent financial statements delivered to the Bank, the representations contained in Section 5.6 of the Credit Agreement are remade as of the date of the most recent audited financial statements delivered to the Bank) and (b) the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Fourth Amendment.

Section 5.	Representations.

5.1 Each Borrower and each Guarantor has full right and authority to enter into this Fourth Amendment and to perform all of its obligations hereunder.  This Fourth Amendment delivered by Borrowers and Guarantors has been duly authorized, executed, and delivered and constitute valid and binding obligations of each Borrower and each Guarantor enforceable against them in accordance with their terms.

5.2 Each of the Guarantors executing this Fourth Amendment hereby consents to this Fourth Amendment and ratifies and affirms the Guaranty and agrees that the Guaranty is in full force and effect following the execution and delivery of this Fourth Amendment.  The representations and warranties of each Guarantor in the Guaranty are, as of the date hereof, true and correct and no Guarantor knows of any default thereunder.  The Guaranty continues to be the valid and binding obligation of each Guarantor, enforceable in accordance with its terms and no Guarantor has any claims or defenses to the enforcement of the rights and remedies of the Bank thereunder, except as provided in the Guaranty.  Each Guarantor further agrees that the consent of the Guarantors to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Bank is relying on the assurances provided in this Section 5.2 in entering into the Fourth Amendment.

Section 6.	Miscellaneous.

6.1 Each of the Borrowers and each Guarantor and hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement; and the Collateral Documents and the rights and remedies of the Bank thereunder, the obligations of the Borrowers and/or each Guarantor thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Fourth Amendment.

6.2 Each of the Loan Parties and Bank each acknowledges that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Fourth Amendment, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of the Loan Parties and Bank; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Fourth Amendment. Except as specifically amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with its original terms, as amended prior to the Fourth Amendment Effective Date. Reference to this specific Fourth Amendment need not be made in the Credit Agreement, the Note, the Collateral Documents, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

6.3 The Borrowers jointly and severally agree to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Fourth Amendment, including the fees and expenses of counsel for the Bank, which have not been included and paid pursuant to Section 2.2 hereof.

6.4 This Fourth Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Fourth Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Fourth Amendment by telecopy shall be effective as an original.

6.5 This Fourth Amendment shall be governed by the internal laws of the State of Illinois.

6.6 This Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6.7 The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof.  All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders.  Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

6.8 For value received, including without limitation, the agreements of the Bank in this Fourth Amendment, each Borrower and each Guarantor hereby releases the Bank, and each of its current and former shareholders, directors, officers, agents, employees, attorneys, consultants, and professional advisors (collectively, the “Released Parties”) of and from any and all demands, actions, causes of action, suits, controversies, acts and omissions, liabilities, and other claims of every kind or nature whatsoever, both in law and in equity, known or unknown, which any Borrower and/or any Guarantor has or ever had against the Released Parties, including, without limitation, those arising out of the existing financing arrangements between any Borrower or any Guarantor and the Bank, and each Borrower and each Guarantor further acknowledges that, as of the date hereof, it does not have any counterclaim, set-off, or defense against the Released Parties, each of which each Borrower and each Guarantor hereby expressly waives.

6.9 This Fourth Amendment shall not be construed more strictly against the Bank than against the Borrowers or the Guarantors merely by virtue of the fact that the same has been prepared by counsel for the Bank, it being recognized that the Borrowers, Guarantors and the Bank have contributed substantially and materially to the preparation of this Fourth Amendment, and each Borrower and each Guarantor acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Fourth Amendment.  Moreover, in consideration of the Bank’s agreement to refrain from amending and restating the Existing Credit Agreement pursuant to the request of the Borrowers, this Fourth Amendment shall be construed in light most favorable to the Bank and any ambiguity herein shall be resolved in favor of the Bank.  Each of the parties to this Fourth Amendment represents that it has been advised by its respective counsel of the legal and practical effect of this Fourth Amendment, and recognizes that it is executing and delivering this Fourth Amendment, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it.  The signatories hereto state that they have read and understand this Fourth Amendment, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

6.10 Without in any way limiting any provision herein, the Credit Agreement, or any other Loan Document, each Borrower hereby indemnifies and hold harmless the Released Parties from, and shall pay to Lender, on behalf of and for the benefit of itself, or on behalf of and for the benefit of Released Parties, or any one of them, as the case may be, the amount of, or reimburse the Released Parties for, any Loss that the Released Parties or any of them may suffer, sustain, or become subject to, as a result of, in connection with, or in any way relating to the pledge of the lost original stock certificate representing Borrower’s ownership of equity interests in The Female Health Company Limited pledged to Midland States Bank, as successor in interest to Heartland Bank, any replacement stock certificate issued in lieu therefor, and the pledge of such replacement stock certificate as Collateral for Borrower’s Obligations.  For the purposes of this Fourth Amendment,  "Loss" shall mean any cost, loss, liability, obligation, claim, cause of action, damage, deficiency, expense (including costs of investigation and defense and reasonable attorneys' fees and expenses), fine, penalty, judgment, award, assessment, or diminution of value.

6.11 The recitals and all exhibits and schedules hereto constitute an integral part of this Fourth Amendment, evidencing the intent of the parties in executing this Fourth Amendment and describing the circumstances surrounding its execution.  Accordingly, the recitals, exhibits and schedules are, by this express reference, made a part of the covenants hereof, and this Fourth Amendment shall be construed in the light thereof.  Except as otherwise provided in this Fourth Amendment, capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Existing Credit Agreement.

6.12 The recitals contained in this Fourth Amendment constitute an integral part of this Fourth Amendment, evidencing the intent of the Borrowers and Guarantor and the Bank and describing the circumstances surrounding its execution.  Accordingly, the recitals are, by this express reference, made a part of the covenants hereof, and this Fourth Amendment shall be construed in the light thereof.

6.13 All capitalized terms not otherwise defined herein shall have the same meanings as such terms are defined in the Existing Credit Agreement.

[SIGNATURE PAGE TO FOLLOW]

This Fourth Amendment to Credit Agreement is entered into as of the date and year first above written.

“Borrowers”

THE FEMALE HEALTH COMPANY

By: /s/ Mitchell S. Steiner
Name: Mitchell S. Steiner, M.D.
Title: President and Chief Executive Officer

ASPEN PARK PHARMACEUTICALS, INC.

By: /s/ Mitchell S. Steiner
Name: Mitchell S. Steiner, M.D.
Title: President and Chief Executive Officer

“Guarantor”

BADGER ACQUISTION SUB, INC.

By: /s/ Mitchell S. Steiner
Name: Mitchell S. Steiner, M.D.
Title: President and Chief Executive Officer

This Fourth Amendment to Credit Agreement is entered into as of the date and year first above written.

“Lender”

BMO HARRIS BANK NA

By: /s/ Julie Hughes
Name: Julie Hughes
Title: Vice President